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                                                                       Exhibit 5
                                                       -------------------------
[LOGO]       SHAREHOLDER'S ADVANTAGE                   THE LINCOLN NATIONAL LIFE
-REGISTERED  The American Legacy Shareholder's         INSURANCE COMPANY
TRADEMARK-   Advantage is a variable annuity contract. -------------------------

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Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE
INITIALED BY THE CONTRACT OWNER.
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1a   RIGHT OF ACCUMULATION (if additional space is needed, use section 12)
     / /  I own an American Funds Mutual Fund or American Legacy Variable
          Annuity, which may entitle me to a reduced sales charge under the terms of the prospectus. My account numbers are: __________ __________

     / / the registration of some of my shares differs. Their account numbers are:

          Account no.              Name                     SSN
          -----------------------  ---------------------    --------------------

          Account no.              Name                     SSN
          -----------------------  ---------------------    --------------------
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1b   CONTRACT OWNER  NOTE: MAXIMUM AGE OF CONTRACT OWNER AND JOINT CONTRACT OWNER IS 90.

     ________________________________   Social Security number/TIN  / / / /-/ / /-/ / / / /
     Full legal name or trust name*

     ________________________________   Home telephone number  / / / /  / / / /-/ / / / /
     Street address

     ________________________________   Date of birth  / / /  / / /  / / /  / / Male / / Female
     City           State         ZIP                  Month  Day    Year

     ________________________________   Date of trust* / / /  / / /  / / /  Is trust revocable?*
     Trustee name*                                     Month  Day    Year    / / Yes    / / No
                                        *This information is required for trusts.
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1c   JOINT CONTRACT OWNER  (Joint Contract Owner may only be a spouse)

     ________________________________   Social Security number      / / / /-/ / /-/ / / / /
     Full legal name

                                        Date of birth  / / /  / / /  / / /  / / Male / / Female
                                                       Month  Day    Year

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2a   ANNUITANT (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the
     Annuitant)

     ________________________________   Social Security number      / / / /-/ / /-/ / / / /
     Full legal name

     ________________________________   Home telephone number  / / / /  / / / /-/ / / / /
     Street address

     ________________________________   Date of birth  / / /  / / /  / / /  / / Male / / Female
     City           State         ZIP                  Month  Day    Year

     NOTE: MAXIMUM AGE OF ANNUITANT AND CONTINGENT ANNUITANT IS 90.
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2b   CONTINGENT ANNUITANT

     ________________________________   Social Security number      / / / /-/ / /-/ / / / /
     Full legal name

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3    BENEFICIARY(IES) OF CONTRACT OWNER (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

     __________________________________________   ________________________________   ______________   _______
     Primary: Full legal name or trust name*      Relationship to Contract Owner     SSN/TIN                %

     __________________________________________   ________________________________   ______________   _______
     Primary: Full legal name                     Relationship to Contract Owner     SSN/TIN                %

     __________________________________________   ________________________________   ______________   _______
     Contingent: Full legal name or trust name    Relationship to Contract Owner     SSN/TIN                %

     __________________________________________   Date of trust*  / / /  / / /  / / /   Is trust revocable?*
     Executor/Trustee name*                                       Month   Day   Year     / / Yes    / / No
                                                  *This information is required for trusts.
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4    TYPE OF AMERICAN LEGACY CONTRACT
     NONQUALIFIED;  / / Initial Contribution  OR  / / 1035 Exchange
     TAX-QUALIFIED (MUST COMPLETE PLAN TYPE):     / / Initial Contribution, Tax Year 19__ OR / / Transfer OR / / Rollover
     PLAN TYPE (CHECK ONE):  / / Roth IRA  / / Traditional IRA  / / 403(b)* (transfers only) *Indicate plan year-end: / / /  / / /
                                                                                                                      Month   Day

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5a   ALLOCATION (this section must be completed)

     Initial minimums:
       Nonqualified/403(b)    $1,500
       Qualified              $  300

     THE CURRENT ALLOCATION WILL APPLY TO FUTURE CONTRIBUTIONS UNLESS OTHERWISE
     SPECIFIED.

     If no allocations are specified, the entire amount will be allocated to the
     Cash Management Fund pending instructions from the Contract Owner.
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     PLEASE ALLOCATE MY CONTRIBUTION OF:

     $_________________________     OR    $___________________________
      Initial contribution                 Approximate amount from
                                           previous carrier
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     INTO THE FUND(S) BELOW
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     USE WHOLE PERCENTAGES

     ________________%  Global Growth Fund

     ________________%  Global Small Capitalization Fund

     ________________%  Growth Fund

     ________________%  International Fund

     ________________%  Growth-Income Fund

     ________________%  Asset Allocation Fund

     ________________%  High-Yield Bond Fund

     ________________%  Bond Fund

     ________________%  U.S. Govt./AAA-Rated Securities Fund

     ________________%  Cash Management Fund

                        Guaranteed Interest Account Periods:

          ___________%  1 year  ___________%  3 years  ___________%  5 years

          ___________%  7 years ___________% 10 years

          ___________%  Other (If currently available)

     ________________%  DCA Fixed Account (For DCA only)

     ________________%  TOTAL (must = 100%)
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5b   DOLLAR COST AVERAGING (complete only if electing DCA)

     $10,000 minimum required in the Holding Account
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     Total account to DCA:                             $  ______________________

              OR

     MONTHLY amount to DCA:                            $  ______________________
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     OVER THE FOLLOWING PERIOD:                           ______________________
                                                               MONTHS (6-60)
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     FROM THE FOLLOWING HOLDING ACCOUNT (check one):

     / / DCA Fixed Account*
     / / Cash Management Fund*
     / / U.S. Govt./AAA-Rated Securities Fund*
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     INTO THE FUND(S) BELOW
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     USE WHOLE PERCENTAGES

     ________________%  Global Growth Fund

     ________________%  Global Small Capitalization Fund

     ________________%  Growth Fund

     ________________%  International Fund        *The holding account and the

     ________________%  Growth-Income Fund        DCA fund elected cannot be

     ________________%  Asset Allocation Fund     the same.

     ________________%  High-Yield Bond Fund

     ________________%  Bond Fund

     ________________%  U.S. Govt./AAA-Rated Securities Fund*

     ________________%  Cash Management Fund*

                        Guaranteed Interest Account Periods:

          ___________%  1 year  ___________%  3 years  ___________%  5 years

          ___________%  7 years ___________% 10 years

          ___________%  Other (If currently available)

     ________________%  TOTAL (must = 100%)
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5c   CROSS-REINVESTMENT OR PORTFOLIO REBALANCING

     To elect either or these options, please complete the appropriate form
     (available from your broker or financial planner).

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6    AUTOMATIC WITHDRAWAL     $10,000 minimum account balance required
                              NOTE: WITHDRAWALS MAY NOT EXCEED 10% OF TOTAL
                              CONTRACT VALUE PER YEAR.

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     / /  Please provide me with automatic withdrawals
          based on 10% of total contract value

     / /  Monthly   / /  Quarterly   / /  Semiannually   / /  Annually

     Begin withdrawals in   / / /  / / /
                            Month  Year
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     / /  Please provide me with automatic withdrawals
          of $ ___________________________

     / /  Monthly   / /  Quarterly   / /  Semiannually   / /  Annually

     Begin withdrawals in   / / /  / / /
                            Month  Year
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     ELECT ONE: / / Do withhold taxes   / / Do not withhold taxes

     ELECT ONE: / / Send check to address of record OR  / / Send check to the following alternate
                                                            address:

NOTE: IF NO TAX WITHHOLDING SELECTION IS MADE,
TAXES WILL BE WITHHELD.                                _________________________

For direct deposit into your bank account              _________________________
an electronic fund transfer form must be
completed and submitted with a voided check.           _________________________

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7.   TELEPHONE TRANSFER (check box if this option is desired)

     / / I/We hereby authorize and direct Lincoln Life to accept telephone instructions from any person who can furnish proper identification to exchange units from subaccount to subaccount and/or change the allocation of future investments. I/We agree to hold harmless and indemnify Lincoln
     Life, American Funds Distributors, Inc. and their affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

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8.   REPLACEMENT  Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE:  / / NO  / / YES   IF YES, COMPLETE THE 1035 EXCHANGE OR
     QUALIFIED RETIREMENT ACCOUNT TRANSFER FORM.

     (Attach a replacement form if required by the state in which the application is signed.)


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     Company name

     ---------------------------------------------------------------------------
     Plan name                                              Year issued

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     THE FOLLOWING STATEMENT APPLIES TO RESIDENTS OF AL, AK, AR, DE, ID, KY, LA,
     ME, MI, MO, MT, NV, SD, WA, AND WY:

     "I/We understand and agree that acceptance of the annuity contract will mean acceptance of all of its terms and ratification of any changes noted on the 'Home Office Corrections and Additions' endorsement to the application. Changes to the items which may affect the benefits applied for must be agreed to by me/us in writing."

     THE FOLLOWING STATEMENT APPLIES TO RESIDENTS OF ALL OTHER STATES (EXCEPT
     MD, NY AND WV):

     "I/We understand and agree that acceptance of the annuity contract will mean acceptance of all of its terms and ratification of any changes noted on the 'Home Office Corrections and Additions' endorsement to the application. Funding allocations must be designated by me/us in writing."

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     FRAUD WARNING:

     RESIDENTS OF MARYLAND, PLEASE NOTE:

     Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

     RESIDENTS OF ALL OTHER STATE EXCEPT VIRGINIA AND WASHINGTON, PLEASE NOTE:

     Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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9.   SIGNATURES

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown.
     I/We acknowledge receipt of current prospectuses for American Legacy
     Shareholder's Advantage and American Variable Insurance Series and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. All payments and values based on the fixed account are subject to a market value adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social
     Security (or taxpayer identification) number(s) is correct as it appears in this application.


     ------------------------------------------------
     Signed at (city)         State                    Date  / / /  / / /  / / /
                                                             Month   Day   Year

     ---------------------- -------------------------
     Signature of           Joint Contract Owner
     Contract Owner         (if applicable)

     ------------------------------------------------
     Signed at (city)         State                    Date  / / /  / / /  / / /
                                                             Month   Day   Year

     ------------------------------------------------
     Signature of Annuitant (Annuitant must sign if
     Contract Owner is a trust or custodian)

           To elect the Automatic Bank Draft option, complete section 10 on the reverse side.

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10   AUTOMATIC BANK DRAFT


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     To:  ________________________________________________________________________ ATTACH VOIDED CHECK
          Bank name                       ABA number

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     Bank street address                     City                         State             ZIP

Automatic bank draft start date:  / / /    / / /    / / /  _______________________   $________________
                                 Month  Day (1-28)  Year   Checking account number    Monthly amount



     I/We hereby request and authorize you to pay and charge to my/our account checks or electronic fund transfer debits processed by and payable to the order of Lincoln Life, P.O. Box 2348, Fort Wayne, IN 46801-2348, provided there are sufficient collected funds in said account to pay the same upon presentation. It will not be necessary for any officer or employee of Lincoln Life to sign such checks. I/We agree that your rights in respect to each such check shall be the same as if it were a check drawn on you and signed personally by me/us. This authority is to remain in effect until revoked by me/us, and until you actually receive such notice I/we agree that you shall be fully protected in honoring any such check or electronic fund transfer debit. I/We further agree that if any such check or electronic fund transfer debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.

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                                                                              Date / / /  / / /  / / /
     ------------------------------------------ -----------------------------      Month   Day   Year
     Signature(s) EXACTLY as shown on bank records

     ------------------------------------------ -----------------------------
     Print full legal name(s)
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     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE SECURITIES DEALER OR
     FINANCIAL ADVISER.  Please type or print.
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11   INSURANCE IN FORCE  Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE:  / / NO  / / YES      IF YES, PLEASE LIST THE INSURANCE IN FORCE
     ON THE LIFE OF THE PROPOSED CONTRACT OWNER(S) AND ANNUITANT(S):

     (Attach a replacement form if required by the state in which the application was signed)

                                                                  $
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     Company name                            Year issued          Amount
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12   ADDITIONAL REMARKS

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13   DEALER INFORMATION     NOTE:  LICENSING APPOINTMENT WITH LINCOLN LIFE IS
                                   REQUIRED FOR THIS APPLICATION TO BE
                                   PROCESSED.  IF MORE THAN ONE REPRESENTATIVE,
                                   PLEASE INDICATE NAMES AND PERCENTAGES IN
                                   SECTION 12.


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     ---------------------------------------------------------------------------  / / / /  / / / /-/ / / / /
     Registered representative's name (print as it appears on NASD licensing)     Registered representative's telephone number

     ---------------------------------------------------------------------------  / / / /-/ / /-/ / / / /
     Client account number at dealer (if applicable)                              Registered representative's SSN

     --------------------------------------------------------------------------------------------------------------------------
     Dealer's name

     --------------------------------------------------------------------------------------------------------------------------
     Branch address                                 City                                         State                  ZIP
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     / / CHECK IF BROKER CHANGE OF ADDRESS
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14   REPRESENTATIVE'S SIGNATURE

     The representative hereby certifies that he/she witnessed the signature(s) in section 10 and that all information contained in this application is true to the best of his/her knowledge and belief.


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     Signature
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Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:
                                          BY EXPRESS MAIL:
 [LOGO]        Lincoln Life               Lincoln Life
-REGISTERED    P.O. Box 2348              Attention:  American Legacy Operations
TRADEMARK-     Fort Wayne, IN 46801-2348  1300 South Clinton Street
               800-942-5500               Fort Wayne, IN 46802

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